                                                                    Exhibit 99.2

        Unaudited Pro Forma Condensed Combined Statement of Operations
                     For the Year Ended December 31, 1998
                            (dollars in thousands)


                               GEO            Rhodia Gallium           TRIMET
                           Historical          Historical            Historical
                         January 1, 1998    January 1, 1998        January 1, 1998      Pro Forma       Pro Forma
                             through             through               through         Adjustments      Combined
                        December 31, 1998   December 31, 1998 (1)  July 31, 1998 (1)
                        -----------------   ---------------------  -----------------  ------------    ------------
Net sales               $     126,560       $    15,380            $    18,089        $     578 (2)     $ 160,607

Cost of goods sold            101,638            10,476                 11,166            3,002 (3)       127,952
                        -------------       -----------            -----------                          ---------
                                                                                          1,670 (4)
                                                                                         ------
                                                                                          4,672
Gross margin                   24,922             4,904                  6,923           (4,094)           32,655

Selling & administrative
 costs                         14,092             1,000                  2,482             (933)(5)        16,641
                        -------------       -----------            -----------         --------         ---------

Operating income               10,830             3,904                  4,441           (3,161)           16,014

Other income (expense)
 Interest expense              (9,097)              (52)                     -           (5,550)(6)       (14,699)
 Other                           (118)              171                    (30)               -                23
                        -------------       -----------            -----------        ---------        ----------
  Total other expense          (9,215)              119                    (30)          (5,550)          (14,676)
                        -------------       -----------            -----------        ---------        ----------
Income before taxes and
 extraordinary items            1,615             4,023                  4,411           (8,711)            1,338

Provision for income
  taxes                           667             1,673                  1,791           (3,609)(7)           522
                        -------------       -----------            -----------        ---------        ----------
Income before
 extraordinary loss    $          948       $     2,350            $     2,620        $  (5,102)       $      816
                        =============       ===========            ===========        =========        ==========


(1) GEO acquired the TRIMET Technical Products Division of Mallinckrodt Inc. on July 31, 1998. The TRIMET acquisition was accounted for as a purchase. GEO acquired the stock of Rhod Six S.A., a subsidiary of Rhodia Chimie S.A., on September 8, 1999, retroactive to August 31, 1999. The Rhodia Gallium acquisition was accounted for as a purchase.

(2) With respect to Rhodia Gallium, reflects the net difference in the commissions paid to related party sales agents during the historical period presented and the new sales agreement with an unrelated third party, as if the agreement with the third party had been in effect since January 1, 1998.

(3) Reflects depreciation and amortization for the fair value of assets purchased (excluding current assets and liabilities) in conjunction with the Rhodia Gallium acquisition. The cash purchase price of $21.5 million was allocated as follows: $6.3 million of property and equipment, $10.1 million of current assets net of assumed current liabilities, $0.1 million of other assets and $1.3 million of other long-term liabilities, resulting in excess of cost over fair value of assets acquired of $6.3 million. Additional depreciation and amortization for the period from January 1, 1998 through December 31, 1998 (assuming the Rhodia Gallium acquisition was consummated on January 1, 1998) for the Rhodia Gallium assets (excluding current assets and liabilities) is as follows:

                                                                                             Depreciation/
                                                                      Years    Fair Value    Amortization
                                                                      -----  --------------  ------------
                                                                             (in thousands)

       Industrial buildings and improvements                             40          1,690       $   42
       Infrastructure                                                    40            508           13
       Technical equipment                                               12          4,006          334
       Office equipment                                                  10             59            6
       Construction in progress                                         N/A             32            -
       Know how                                                          15            812           54
       Patents                                                         3-10          4,058        2,922
       Excess cost over fair value                                       15          1,453           97
                                                                                                 ------
                                                                                                  3,468
       Less:  Depreciation and amortization included in historical
         Rhodia Gallium financial statements                                                        466
                                                                                                 ------
       Pro forma adjustment for depreciation and amortization                                    $3,002
                                                                                                 ======

(4) Reflects depreciation and amortization for the fair value of assets purchased (excluding current assets and liabilities) in conjunction with the TRIMET acquisition. The cash purchase price of $61.1 million was allocated as follows: $24.5 million of property and equipment, $4.7 million of current assets net of assumed current liabilities, and $0.2 million of other assets, resulting in excess of cost over fair value of assets acquired of $31.7 million. Additional depreciation and amortization for the period from January 1, 1998 through July 31, 1998 (assuming the TRIMET acquisition was consummated on January 1, 1998) for the TRIMET assets (excluding current assets and liabilities) is calculated as follows:

                                                                                             Depreciation/
                                                                      Years    Fair Value    Amortization
                                                                      -----  --------------  ------------
                                                                             (in thousands)

       Building                                                         40        $ 1,590      $    23
       Land                                                            N/A          1,150            -
       Land improvements                                                20            460           14
       Machinery and equipment                                          12         21,041        1,023
       Office furniture and equipment                                  6-10           256           23
       Excess cost over fair value                                      15         31,721        1,241
                                                                                                ------
                                                                                                 2,324
       Less:  Depreciation and amortization included in historical
         TRIMET financial statements                                                              (654)
                                                                                                ------

       Pro forma adjustment for depreciation and amortization                                  $ 1,670
                                                                                               =======

(5) The only asset not acquired in the purchase price of TRIMET was certain real estate with known ground water and soil contamination. Mallinckrodt Inc. has indemnified GEO for future remediation costs with respect to the TRIMET property which arise out of acts that occurred prior to the closing. In connection therewith, the pro forma adjustments reflect a reduction of selling, general and administrative costs relating to environmental remediation expenditures which were incurred by TRIMET during the period on the property not acquired.

(6) Reflects interest expense on a pro forma basis for (a) interest costs associated with the issuance of $120.0 million of senior subordinated notes;
    (b) interest costs associated with draws outstanding under GEO's senior credit facility; (c) interest costs associated with an existing $0.8 million subordinated note payable; and (d) amortization of $5.1 million deferred financing costs related to the offering of the senior subordinated notes.

                                                                                                   (in thousands)
                                                                                                   --------------

       Interest expense on the senior subordinated notes                                               $12,150
       Interest expense on senior credit facility                                                        1,588
       Interest expense on the subordinated note payable                                                    78
       Interest expense on cash pool of Ingal Stade                                                         52
       Amortization of debt issuance costs and senior credit facility fees                                 631
       Bank fees related to the senior subordinated notes and senior credit facility                       200
                                                                                                       -------

          Pro forma interest expense                                                                   $14,699
                                                                                                       =======

    Interest on the senior subordinated notes is based on the rate of 10.125% per annum. The senior credit facility has a floating rate which was 7.3125% at December 31, 1998. Interest on the subordinated note payable is 2% above the prime lending rate, which was 9.75% at December 31, 1998. The debt issuance costs are amortized over the ten year term of the senior subordinated notes, and the financing fees related to the senior credit facility are amortized over the five year term of the senior credit facility.

(7) Reflects the tax effect of the pro forma adjustments as well as the effect of the combined companies effective tax rate of 39%.

        Unaudited Pro Forma Condensed Combined Statement of Operations
                 For the nine months ended September 30, 1999
                            (dollars in thousands)



                                  GEO           Rhodia Gallium
                               Historical         Historical
                            January 1, 1999     January 1, 1999
                                through             through               Pro Forma          Pro Forma
                          September 30, 1999   August 31, 1999 (1)       Adjustments         Combined
                          ------------------   ------------------       -------------       ----------

Net sales                    $    108,152         $     8,071            $     283 (2)        $116,506

Cost of goods sold                 82,172               4,548                2,011 (3)          88,731
                             ------------         -----------            ---------           ---------

Gross margin                       25,980               3,523               (1,728)             27,775

Selling & administrative
   costs                           13,788                 831                    -              14,619
                             ------------         -----------            ---------           ---------
Operating income                   12,192               2,692               (1,728)             13,156

Other income (expense)
  Interest expense                 (9,802)                (30)              (1,084)(4)         (10,916)
  Other                               (28)                187                    -                 159
                             ------------         -----------            ---------           ---------
     Total other expense           (9,830)                157               (1,084)            (10,757)
                             ------------         -----------            ---------           ---------
Income before taxes and
 extraordinary items                2,362               2,849               (2,812)              2,399

Provision for income
 taxes                              1,006               1,158               (1,228)(5)             936
                             ------------         -----------            ---------           ---------
Income before
 extraordinary loss          $      1,356         $     1,691            $  (1,584)          $   1,463
                             ============         ===========            =========           =========


(1) GEO acquired the stock of Rhod Six S.A., a subsidiary of Rhodia Chimie S.A., on September 8, 1999, effective retroactively to August 31, 1999. The Rhodia Gallium acquisition was accounted for as a purchase.

(2) With respect to Rhodia Gallium, reflects the net difference in the commissions paid to a related party sales agent during the historical period presented and the new sales agreement with an unrelated third party, as if the agreement with the third party had been in effect since January 1, 1998.

(3) Reflects depreciation and amortization for the fair value of assets purchased (excluding current assets and liabilities) in conjunction with the Rhodia Gallium acquisition. The cash purchase price of $21.5 million was allocated as follows: $6.3 million of property and equipment, $10.1 million of current assets net of assumed current liabilities, $0.1 million of other assets and $1.3 million of other long-term liabilities, resulting in excess of cost over fair value of assets acquired of $6.3 million. Additional depreciation and amortization for the period from January 1, 1998 through December 31, 1998 (assuming the Rhodia Gallium acquisition was consummated on January 1, 1998) for the Rhodia Gallium assets (excluding current assets and liabilities) is as follows:





                                                                                                 Depreciation/
                                                                      Years       Fair Value     Amortization
                                                                      -----       ----------     ------------
                                                                                (in thousands)

       Industrial buildings and improvements                             40         $1,690          $   28
       Infrastructure                                                    40            508               8
       Technical equipment                                               12          4,006             223
       Office equipment                                                  10             59               4
       Construction in progress                                         N/A             32               -
       Know how                                                          15            812              36
       Patents                                                         3-10          4,058           1,948
       Excess cost over fair value                                       15          1,453              65
                                                                                                    ------
                                                                                                     2,312
       Less:  Depreciation and amortization included in historical
         Rhodia Gallium financial statements                                                           301
                                                                                                    ------

       Pro forma adjustment for depreciation and amortization                                       $2,011
                                                                                                    ======

(4) Reflects interest expense on a pro forma basis for (a) interest costs associated with the issuance of $120.0 million of senior subordinated notes;
    (b) interest costs associated with draws outstanding under GEO's senior credit facility; and (d) amortization of $5.1 million deferred financing costs related to the offering of the senior subordinated notes.


       Interest expense on the senior subordinated notes                                            9,130
       Interest expense on senior credit facility                                                   1,249
       Interest expense on cash pool of Ingal Stade                                                    30
       Amortization of debt issuance costs and senior credit facility fees                            355
       Bank fees related to the senior subordinated notes and senior credit facility                  152
                                                                                                  -------

          Pro forma interest expense                                                              $10,916
                                                                                                  =======

    Interest on the senior subordinated notes is based on the rate of 10.125% per annum. The senior credit facility has a floating rate which was 7.75% at September 30, 1999. The debt issuance costs are amortized over the ten year term of the senior subordinated notes, and the financing fees related to the senior credit facility are amortized over the five year term of the senior credit facility.

(5) Reflects the tax effect of the pro forma adjustments as well as the effect of the combined companies effective tax rate of 39%.